As filed with the Securities and Exchange Commission on May 9, 2006.

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 9, 2006 (May 8, 2006)

MEDAREX, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

707 State Road, Princeton, N.J. 08540-1437
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.
TABLE OF CONTENTS
FOR
CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits.

Signature

Item 8.01.      Other Events.

On May 8, 2006, Medarex, Inc. issued a press release to report that on May 5, 2006, the underwriters exercised in full their option to purchase 1.5 million shares of common stock associated with Medarex’s public stock offering that priced at $11.75 per share, before underwriting discounts and commissions, on April 6, 2006. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1. No additional information is included in this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits.

(c)           Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number

99.1	Press Release issued May 8, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: May 9, 2006	By:
Christian S. Schade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99.1	Press Release issued May 8, 2006